   As filed with the Securities and Exchange Commission on December 1, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   November 17, 1998
                                                   -----------------------------


                                ZIFF-DAVIS INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        1-9676                                                       13-3987754
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

  One Park Avenue, New York, New York                                     10016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                (212) 503-3500
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                                    Page 1
                            Exhibit Index on Page 4

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Item 5. Other Events.
        ------------

        On November 17, 1998, Ziff-Davis Inc. issued press releases in the form attached as Exhibits 99.1 and 99.2, which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a)-(b)  Not applicable.

        (c) See "Index to Exhibits" on Page 4.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ZIFF-DAVIS INC.



Dated:  December 1, 1998               By: /s/ Timothy C. O'Brien
                                           ----------------------------
                                           Name:  Timothy C. O'Brien
                                           Title: Chief Financial Officer

                              INDEX TO EXHIBITS
                              -----------------


Exhibit No.                                      Exhibit
-----------                                      -------

99.1              Press Release, dated November 17, 1998

99.2              Press Release, dated November 17, 1998